UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 22, 2005

ImproveNet, Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-29927	77-0452868
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer dentification No.)

10799 N. 90th Street, Suite 200 Scottsdale, Arizona	85260
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 480-346-0000

Not applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

 ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

 ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

 ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

 ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory note:

This Amendment No. 1 on Form 8-K/A is filed solely to revise Item 9.01 to include Exhibit 2.1, the Agreement and Plan of Merger.

Item 9.01.    Financial Statements and Exhibits.

     (c)      Exhibits

Exhibit	Description

2.1	Agreement and Plan of Merger

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ImproveNet, Inc.

Date: June 24, 2005	By:	/s/ Jeffrey Rassas
Name: Jeffrey Rassas
Title: Chief Executive Officer

EXHIBIT INDEX

Exhibit	Description

2.1	Agreement and Plan of Merger